                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) May 16, 1999


                                EDIFY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                   0-28480                              77-0250992
         ------------------------                   -------------------
         (Commission file number)                    (I.R.S. Employer
                                                    Identification No.)


      2840 San Tomas Expressway, Santa Clara, California          95051
      --------------------------------------------------       ----------
             (Address of principal executive offices)          (Zip code)


                                 (408) 982-2000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENTS

        On May 16, 1999, Edify Corporation (the "Company"), Security First Technologies Corporation ("S1") and Sahara Strategy Corporation ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), with the Company surviving the Merger and becoming a wholly-owned subsidiary of S1. At the effective time of the Merger, each outstanding share of the Company's common stock will be exchanged for 0.330969 shares of S1 common stock, and options to purchase Company common stock will exchanged for options to purchase shares of S1 common stock. The exercise price and number of shares of Company common stock subject to each such Company option will be appropriately adjusted to reflect such exchange ratio. The transaction is intended to qualify as a tax-free reorganization and will be accounted for as a purchase. Following the transaction, Jeffrey M. Crowe, President and Chief Executive Officer of the Company, will be appointed as a member of the S1 Board of Directors. The Merger is subject to various conditions, including the approval of the Company's and S1's stockholders.

        In connection with the execution of the Merger Agreement, the Company and S1 entered into an Option Agreement, pursuant to which the Company granted to S1 an option to purchase up to 19.9% of the outstanding shares of Company common stock, which option is exercisable upon the occurrence of certain events specified in the Option Agreement. Company stockholders holding approximately 6% of the Company's outstanding common stock have agreed to vote in favor of the Merger at the Company stockholder meeting called for such purpose.

        A copy of the Merger Agreement and a copy of the Option Agreement are included in this report as Exhibit 2.1 and 2.2, respectively. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. A joint press release announcing these transactions is attached to this report as Exhibit 99.1.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

        2.1 Agreement and Plan of Merger, dated as of May 16, 1999 by and among Security First Technologies Corporation, Sahara Strategy Corporation and Edify Corporation

        2.2 Option Agreement, dated as of May 16, 1999, between Edify Corporation and Security First Technologies Corporation

        4.1 Form of Edify Stockholder Agreement, dated as of May 16, 1999 (included as Exhibit C of Exhibit 2.1).

       99.1   Joint Press Release, dated May 17, 1999.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 1999

                                  EDIFY CORPORATION


                                  By: /s/ Stephanie A. Vinella
                                     ------------------------------------------
                                      Stephanie A. Vinella
                                      Vice President of Finance and
                                      Administration, Chief Financial Officer
                                      and Secretary

                                  EXHIBIT INDEX

Exhibit
  2.1 Agreement and Plan of Merger, dated as of May 16, 1999, by and among Security First Technologies Corporation, Sahara Strategy Corporation and Edify Corporation.

  2.2       Option Agreement, dated as of May 16, 1999, between Edify
            Corporation and Security First Technologies Corporation.

  4.1       Form of Edify Stockholder Agreement, dated as of May 16, 1999
            (included as Exhibit C of Exhibit 2.1).

 99.1       Joint Press Release, dated May 17, 1999.